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                                                                     EXHIBIT 1.1



                                3,220,000 Shares

                             FARO TECHNOLOGIES, INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                         St. Petersburg, Florida
                                                              September __, 1997

RAYMOND JAMES & ASSOCIATES, INC.
HANIFEN, IMHOFF INC.
       As Representatives of the Several Underwriters
       c/o Raymond James & Associates, Inc.
       880 Carillon Parkway
       St. Petersburg, Florida 33716

Ladies and Gentlemen:

       FARO Technologies, Inc., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell an aggregate of 2,200,000 authorized and unissued shares (the "Company Firm Shares") of the Company's common stock, par value $.001 per share, to the several Underwriters named in Schedule I hereto (the "Underwriters"). Certain shareholders of the Company, named in Schedule II hereto (the "Selling Shareholders"), acting severally and not jointly, propose, subject to the terms and conditions stated herein, to issue and sell an aggregate of 600,000 authorized and outstanding shares (the "Shareholder Firm Shares") of the Company's common stock, par value $.001 per share, to the Underwriters. The Company Firm Shares and the Shareholder Firm Shares are hereafter collectively referred to as the "Firm Shares." In addition, the Company has agreed to sell to the Underwriters, upon the terms and conditions set forth herein, up to an additional 75,000 authorized and unissued shares of the Company's common stock, par value $.001 per share (the "Company Additional Shares"), solely to cover overallotments by the Underwriters, if any. The Selling Shareholders, acting severally and not jointly, have agreed to sell to the Underwriters, upon the terms and conditions set forth herein, up to an additional 345,000 authorized and outstanding shares of the Company's common stock, par value
$.001 per share (the "Shareholder Additional Shares"), solely to cover over-allotments by the Underwriters, if any. The Shareholder Additional Shares and the Company Additional Shares are hereinafter collectively referred to as the "Additional Shares." The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company's common stock, par value $.001 per share, including the Shares, is hereinafter referred to as the "Common Stock." Raymond James & Associates, Inc. and Hanifen, Imhoff Inc. are acting as the representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives."

       Each of the Company and each Selling Shareholder agrees with the several Underwriters as follows:


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       SECTION 1. REGISTRATION STATEMENT AND PROSPECTUS. The Company has
prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Act"), a registration statement on Form S-1 (File No. 333-32983), including a prospectus subject to completion, relating to the Shares. Such registration statement (including all financial schedules and exhibits), as amended at the time when it became effective and as thereafter amended by any post-effective amendment, together with any registration statement filed by the Company with respect to the foregoing pursuant to Rule 462(b) under the Act, is referred to in this Agreement as the "Registration Statement." The term "Prospectus" as used in this Agreement means (i) the prospectus in the form included in the Registration Statement, or (ii) if the prospectus included in the Registration Statement omits information in reliance upon Rule 430A under the Act and such information is included in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act or as part of a post-effective amendment to the Registration Statement after the Registration Statement becomes effective, the prospectus as first so filed, or (iii) if the prospectus included in the Registration Statement omits information in reliance upon Rule 430A under the Act and such information is included in a term sheet (as described in Rule 434(c) under the Act) filed with the Commission pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement and such term sheet, taken together. The prospectus subject to completion in the form included in the Registration Statement at the time of the initial filing of such Registration Statement with the Commission and as such prospectus is amended from time to time until the date upon which the Registration Statement was declared effective by the Commission is referred to in this Agreement as the "Prepricing Prospectus."

       SECTION 2. AGREEMENTS TO SELL AND PURCHASE.

       The Company hereby agrees to sell the Company Firm Shares, and each Selling Shareholder hereby agrees to sell such number of Shareholder Firm Shares as is set forth opposite such Selling Shareholder's name on Schedule II hereto, to the Underwriters and, upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders the aggregate number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares as adjusted pursuant to Section 10 hereof), at a purchase price of $_________ per Share (the "purchase price per Share").

       Upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date upon which the Registration Statement is declared effective by the Commission to purchase from the Company, from time to time, and the Company agrees to sell to the Underwriters subject to conditions set forth below, any or all of the Company Additional Shares at the purchase price per Share for the Firm Shares. Upon the basis of the representations, warranties and agreements of the Company and the Selling Shareholders herein contained and subject to all the terms and conditions set forth herein, the Underwriters shall have the right for 30 days from the date upon which the Registration Statement is declared effective by the Commission to purchase from the Selling Shareholders, from time to time, and each Selling Shareholder agrees to sell to the Underwriters subject to conditions set forth below, any or all of the Shareholder Additional Shares as is set forth opposite such Selling Shareholders's name on Schedule II, at the purchase price per Share for the Firm Shares. The Additional Shares shall, if purchased, be purchased solely for the purpose of covering any



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over-allotments made in connection with the offering of the Firm Shares. If any
Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the total number of Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number of Firm Shares as adjusted pursuant to Section 10 hereof) bears to the total number of Firm Shares.

       SECTION 3. TERMS OF PUBLIC OFFERING. The Company has been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

       SECTION 4. DELIVERY OF THE SHARES AND PAYMENT THEREFOR. Delivery to the Underwriters of the Firm Shares and payment therefor shall be made at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida, at 10:00 a.m., St. Petersburg, Florida time, four business days after the date hereof (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between you and the Company.

       Delivery to the Underwriters of and payment for any Additional Shares to be purchased by the Underwriters shall be made at the offices of Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida, at 10:00 a.m., St. Petersburg, Florida time, on such date or dates (the "Additional Closing Date") (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor earlier than three nor latter than ten business days after the giving of the notice hereinafter referred to), as shall be specified in a written notice from you on behalf of the Underwriters to the Company, of the Underwriters' determination to purchase a number, specified in such notice, of Additional Shares. Such notice may be given to the Company by you at any time within 30 days after the date upon which the Registration Statement is declared effective by the Commission. The place of closing for the Additional Shares and the Additional Closing Date may be varied by agreement between you and the Company.

       Certificates for the Firm Shares and for any Additional Shares to be purchased hereunder shall be registered in such names and such denominations as you shall request prior to 1:00 p.m., St. Petersburg, Florida time, on the second full business day preceding the Closing Date or the Additional Closing Date, as the case may be. Such certificates shall be made available to you in St. Petersburg, Florida for inspection and packaging not later than 9:30 a.m., St. Petersburg, Florida time, on the business day immediately preceding the Closing Date or the Additional Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Additional Closing Date, as the case may be, against payment of the purchase price therefor by wire transfer or certified or official bank check or checks payable in same day funds. If the Representatives so elect, delivery of the Shares may be made by credit through full fast transfer to the accounts at the Depository Trust Company designated by the Representatives.



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       The certificates in negotiable form for the Shareholder Firm Shares and the Shareholder Additional Shares have been placed in custody (for deliver under this Agreement) under the Custody Agreement (as defined below). Each Selling Shareholder agrees that the certificates for the Shares for such Selling Shareholder so held in custody are subject to the interests of the Underwriters hereunder, that the arrangements made by such Selling Shareholder for such custody, including the Power of Attorney (as defined below) is to that extent irrevocable and that the obligations of such Selling Shareholder hereunder shall not be terminated by the act of such Selling Shareholder or by operation of law, whether by the death or incapacity of such Selling Shareholder or the occurrence of any other event, except as specifically provided herein or in the Custody Agreement. If any Selling Shareholder should die or be incapacitated, or if any other such event should occur, before the delivery of the certificates for the Shares to be sold by such Selling Shareholder hereunder, such Shares, except as specifically provided herein or in the Custody Agreement, shall be delivered by the Custodian (as defined below) in accordance with the terms and conditions of this Agreement as if such death, incapacity or other event had not occurred, regardless of whether the Custodian shall have received notice of such death or other event.

       SECTION 5. COVENANTS AND AGREEMENTS OF THE COMPANY. The Company covenants and agrees with the several Underwriters as follows:

       (a) The Company will use its reasonable best efforts to cause the Registration Statement and any amendment thereto to become effective, if it has not already become effective, and will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendment to the Registration Statement or any registration statement filed pursuant to Rule 462(b) under the Act relating to the Registration Statement is filed or becomes effective, (ii) if information is omitted from the Registration Statement pursuant to Rule 430A under the Act, when the Prospectus or term sheet (as described in Rule 434(b) under the Act) has been timely filed pursuant to Rule 424(b) under the Act,
(iii) of any request by the Commission for amendments or supplements to the Registration Statement, any Prepricing Prospectus or the Prospectus or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Shares for offering or sale in any jurisdiction or the initiation (or threatened initiation) of an proceeding for such purposes, and
(v) within the period of time referred to in Section 5(e) below, of any change in the Company's condition (financial or other), business, prospects, properties, net worth or results of operations, or of any event that comes to the attention of the Company that makes any statement made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue in any material respect or that requires the making of any additions thereto or changes therein in order to make the statements therein not misleading in any material respect, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.



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       (b)        The Company will furnish to you, without charge, three signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, and will also furnish to you, without charge, such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto as you may reasonably request.

       (c) The Company will not file any amendment to the Registration Statement, file any registration statement pursuant to Rule 462(b) under the Act or make any amendment or supplement to the Prospectus of which you shall not previously have been advised (with a reasonable opportunity to review such amendment, registration statement or supplement) or to which you have reasonably objected after being so advised, or which is not in compliance with the Act. The Company will prepare and file with the Commission any amendments or supplements to the Registration Statement or Prospectus which, in the opinion of counsel of the several Underwriters may be necessary or advisable in connection with the distribution of the Shares by the Underwriters.

       (d) The Company has delivered or will deliver to you, without charge, in such quantities as you have requested or may hereafter reasonably request, copies of each form of the Prepricing Prospectus. The Company consents to the use, in accordance with the Act and the securities or "blue sky" laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of each Prepricing Prospectus so furnished by the Company.

       (e) As soon after the execution and delivery of this Agreement as is practicable (but in no event later than 48 hours from the execution and delivery of this Agreement) and thereafter from time to time for such period as in the reasonable opinion of counsel for the Underwriters a prospectus is required by the Act to be delivered in connection with sales by any Underwriter or a dealer, and for so long a period as you may request for the distribution of the Shares, the Company will deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as they may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the Act and the securities or "blue sky" laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by any Underwriter or dealer. If at any time prior to the later of (i) the completion of the distribution of the Shares pursuant to the offering contemplated by the Registration Statement or (ii) the expiration of prospectus delivery requirements with respect to the Shares under
Section 4(3) of the Act and Rule 174 thereunder, any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus to comply with the Act or any other law, the Company will promptly prepare and, subject to Sections 5(a) and 5(c) hereof, file with the Commission an appropriate supplement or amendment thereto, and will furnish to each



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Underwriter and to each dealer who has previously requested Prospectuses, without charge, a reasonable number of copies thereof.

       (f) The Company will cooperate with you and counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or "blue sky" laws of such jurisdictions as you may reasonably designate and will file such consents to service of process or other documents as may be reasonably necessary in order to effect and maintain such registration or qualification for so long as required to complete the distribution of the Shares; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject. In each jurisdiction in which the Shares shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be required by the laws of such jurisdiction. In the event that the qualification of the Shares in any jurisdiction is suspended, the Company shall so advise you promptly in writing.

       (g) The Company will make generally available to its security holders a consolidated earnings statement (in form complying with the provisions of Rule 158 under the Act), which need not be audited, covering a 12-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act, and will advise you in writing when such statement has been so made available.

       (h) During the period ending five years from the date hereof, the Company will furnish to you and, upon your request, to each of the other Underwriters, (i) as soon as available, a copy of each report or definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the National Association of Securities Dealers, Inc. (the "NASD"), the Nasdaq Stock Market or any national securities exchange or mailed to shareholders, and (ii) from time to time such other information concerning the Company as you may reasonably request. Until the termination of the offering of the Shares, the Company will timely file all documents, and any amendments to previously filed documents, required to be filed by it pursuant to Sections 13, 14 or 15(d) of the Exchange Act. The Company will file Form SR as required by the Act.

       (i) If this Agreement shall terminate or shall be terminated after execution pursuant to any provision hereof (except Section 11), or if this Agreement shall be terminated by the Underwriters because of any inability, failure or refusal on the part of the Company or any Selling Shareholder to perform any agreement herein or to comply with any of the terms or provisions hereof or to fulfill any of the conditions of this Agreement, the Company agrees to reimburse you and the other Underwriters for all out-of-pocket expenses (including travel expenses and reasonable fees and expenses of counsel for the Underwriters but excluding wages and salaries paid by you) incurred by you in connection herewith, provided, however, that if this



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Agreement shall be terminated by the Company for any reason, the Company's obligation to reimburse the Underwriters shall be limited to a maximum amount of $50,000.

       (j) The Company will apply the net proceeds from the sale of the Shares to be sold by it hereunder substantially in accordance with the statements set forth under the caption "Use of Proceeds" in the Prospectus.

       (k) If information is omitted from the Registration Statement pursuant to Rule 430A under the Act, the Company will timely file the Prospectus or a term sheet (as described in Rule 434(b) under the Act) pursuant to Rule 424(b) under the Act.

       (l) For a period of 180 days after the date of the Prospectus as first filed with the Commission pursuant to Rule 424(b) under the Act, without the prior written consent of Raymond James & Associates, Inc., the Company will not, directly or indirectly, issue, sell, contract to sell, offer or otherwise dispose of or transfer any shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock (collectively, "Company Securities") or any rights to purchase Company Securities, except (i) to the Underwriters pursuant to this Agreement, (ii) pursuant to and in accordance with the Company's stock option plans described in the Prospectus, or
(iii) pursuant to the exercise or conversion of warrants, stock options, preferred stock or convertible debentures issued and outstanding at the time of effectiveness of the Registration Statement and described in the Registration Statement.

       (m) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company will furnish to you, as promptly as possible, copies of any unaudited interim consolidated financial statements of the Company and its Subsidiaries (as defined below) for any period subsequent to the periods covered by the financial statements appearing in the Prospectus.

       (n) The Company will comply with all provisions of any undertakings contained in the Registration Statement.

       (o) The Company will not, directly or indirectly, take any action that would constitute or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization nor manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

       (p) The Company will use its reasonable best efforts to qualify or register its Common Stock for sale in non-issuer transactions under (or obtain exemptions from the application of ) the "blue sky" laws of each state where necessary to permit market making transactions and secondary trading, and will comply with such "blue sky" laws and will continue such qualifications, registrations and exemptions in effect for a period of five years after the date hereof.

       (q) For so long as the Company's Common Stock is listed therewith, the Company will comply with the filing and other requirements of the Nasdaq National Market.



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       (r)        If at any time during the 90-day period after the first date that any of the Shares are released by you for sale to the public, any rumor, publication, or event relating to or affecting the Company shall occur as a result of which in your opinion the market price of the Common Stock (including the Shares) has been or is likely to be materially affected (regardless of whether such rumor, publication, or event necessitates a supplement to or amendment of the Prospectus), the Company will, after written notice from you of advising the Company to the effect set forth above, promptly consult with Raymond James & Associates, Inc. concerning the advisability and substance of, and, if appropriate, disseminate a press release or other public statement reasonably satisfactory to you responding to or commenting on such rumor, publication, or event.

       (s) The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Shares, or otherwise conduct its business, in such a manner as would require the Company or any Subsidiary (as defined below) to register as an investment company under the Investment Company Act of 1940, as amended.

       (t) The Company will maintain a transfer agent and, if necessary under the jurisdiction of its incorporation or the rules of the Nasdaq National Market or any national securities exchange on which the Common Stock is then listed, a registrar (which, if permitted by applicable laws and rules, may be the same entity as the transfer agent) for its Common Stock.

       (u) The Company hereby agrees that this Agreement shall be deemed, for all purposes, to have been made and entered into in Pinellas County, Florida. The Company agrees that any dispute hereunder shall be litigated solely in the Circuit Court of the State of Florida in Pinellas County, Florida or in the United States District Court for the Middle district of Florida, Tampa Division, and further agrees to submit itself to the personal jurisdiction of such courts.

       SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company, Simon Raab and Gregory A. Fraser, jointly and not severally, represent and warrant to each Underwriter and the Company represents and warrants to each Selling Shareholder on the date hereof, and shall be deemed to represent and warrant to each Underwriter and each Selling Shareholder on the Closing Date and the Additional Closing Date, that:

       (a) The Registration Statement has been declared effective by the Commission under the Act and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. Each Prepricing Prospectus included as part of the Registration Statement as originally filed or as part of any amendment or supplement thereto, or filed pursuant to Rule 424(a) under the Act, complied when so filed in all material respects with the provisions of the Act, except that this representation and warranty does not apply to statements in or omissions from such Prepricing Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

       (b) The Prepricing Prospectus included as part of the Registration Statement declared effective by the Commission complies as to form in all material respects with the requirements of



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the Act and, to the knowledge of the Company, the Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus. The Registration Statement, in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and any registration statement filed pursuant to Rule 462(b) under the Act, complies and will comply in all material respects with the provisions of the Act and does not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein. The Prospectus, and any supplement or amendment thereto, when filed with the Commission under Rule 424(b) under the Act, complies and will comply in all material respects with the provisions of the Act and does not and will not at any such times contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements in or omissions from the Prospectus (or any amendment or supplement thereto) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of any Underwriter through you expressly for use therein.

       (c) The capitalization of the Company is as set forth in the Prospectus as of the date set forth therein. All the outstanding shares of Common Stock (including without limitation the Shareholder Firm Shares and the Shareholder Additional Shares) and other securities of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights; all offers and sales of the capital stock, warrants, options and debt or other securities or the Company and the Subsidiaries (as defined below) prior to the date hereof (including without limitation the Shareholder Firm Shares and the Shareholder Additional Shares) were made in compliance with the Act and all other applicable state, federal and foreign laws or regulations, or any actions under the Act or any state, federal or foreign laws or regulations in respect of any such offers or sales are effectively barred by effective waivers or statutes of limitation; the Shares to be issued and sold to the Underwriters by the Company hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights; the securities of the Company conform to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement thereto); the form of certificate for the Shares conforms to the corporate law of the State of Florida; and the delivery of certificates for the Shares to be issued and sold by the Company pursuant to the terms of this Agreement and payment for such Shares will pass good and valid title to such shares, free and clear of any voting trust arrangements, liens, encumbrances, equities, claims or defects in title to the several Underwriters purchasing such Shares in good faith and without notice of any lien, claim or encumbrance.

       (d) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Florida with full corporate power and authority to own,



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lease and operate its properties and to conduct its business as presently conducted and as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company.

       (e) FARO Worldwide, Inc., a Florida corporation, and FARO France, S.A.S., a French corporation (individually a "Subsidiary" and collectively, the "Subsidiaries"), are each corporations duly organized and validly existing in good standing under the laws of their respective jurisdictions of incorporation or organization with full corporate power and authority to own, lease and operate their respective properties and to conduct their respective businesses as presently conducted and as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and are each duly registered and qualified to conduct their respective businesses and are in good standing in each jurisdiction or place where the nature of their respective properties or the conduct of their respective businesses require such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole. All of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly (except that 50% of the outstanding shares of capital stock of FARO France, S.A.S. are owned directly by FARO Worldwide, Inc., a wholly owned subsidiary of the Company), free and clear of any lien, adverse claim, security interest, equity or other encumbrance. Except for the Subsidiaries, the Company does not own a material interest in or control, directly or indirectly, any other corporation, partnership, joint venture, association, trust or other business organization.

       (f) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any Subsidiary, or to which the Company or any Subsidiary, or to which any of their respective properties, is subject, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) but are not described as required. There is no action, suit, inquiry, proceeding, or investigation by or before any court or governmental or other regulatory or administrative agency or commission pending or, to the best knowledge of the Company, threatened against or involving the Company or any Subsidiary (including without limitation any such action, suit, inquiry, proceeding or investigation relating to any product alleged to have been manufactured or sold by the Company or any Subsidiary and alleged to have been unreasonably hazardous, defective, or improperly designed or manufactured), nor, to the knowledge of the Company, is there any basis for any such action, suit, inquiry, proceeding, or investigation. There are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the Act. All such contracts to which the Company or any Subsidiary is a party have been duly authorized, executed and delivered by the Company or the respective Subsidiary, constitute valid and binding agreements of the Company or the respective Subsidiary and are enforceable against the Company or the respective Subsidiary in accordance with the terms thereof.

       (g)        Neither the Company nor any Subsidiary is (i) in violation of
(A) its articles of incorporation or bylaws or other charter documents, or (B) any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary or (C) of any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary, or (ii) in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any material agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound except, in the case of (i)(B), (i)(C) and (ii) above, where such violation or default would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

       (h) The execution and delivery of this Agreement, and the performance by the Company of its obligations under this Agreement, have been duly and validly authorized by the Company, and this Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

       (i) None of the issuance and sale of the Shares, the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the transactions contemplated hereby (i) is or may be void or voidable by any person or entity, (ii) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Shares under the Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and compliance with the securities or Blue Sky laws of various jurisdictions, all of which will be, or have been, effected in accordance with this Agreement) or conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the articles of incorporation or bylaws or other charter documents, of the Company or any subsidiary, or (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary or any of their respective properties may be bound, or violates any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Company or any Subsidiary or any of their respective properties, or results in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary pursuant to the terms of any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or any Subsidiary may be bound or to which the property or assets of the Company or any Subsidiary is subject.

       (j) Except as described in the Prospectus, the Company does not have outstanding and at the Closing Date (and the Additional Closing Date, if applicable) will not have outstanding any options to purchase, or any warrants to subscribe for, or any securities or obligations convertible into, or any contracts or commitments to issue or sell, any shares of Common Stock or any such warrants or convertible securities or obligations. Except as has been complied with or waived, no holder of securities of the Company or any other person has rights to the registration of any securities of the Company because of the filing of the Registration Statement.

       (k) Deloitte & Touche LLP, the certified public accountants who have certified the consolidated financial statements filed as part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), are independent public accountants as required by the Act. The consolidated financial statements, together with related schedules and notes, forming part of the Registration Statement and the Prospectus (and any amendment or supplement thereto), present fairly the historical consolidated financial position, results of operations and changes in financial position of the Company and the Subsidiaries on the basis stated therein at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved and all adjustments necessary for a fair presentation of the results for such period have been made; and the other financial and statistical information and data set forth in the Registration Statement and Prospectus (and any amendment or supplement thereto) is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company. No financial statements or schedules are required to be included in or incorporated by reference into the Registration Statement that have not been so included or incorporated.

       (l) Subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any Subsidiary has incurred any liability or obligation, direct or contingent, or entered into any transaction, whether or not in the ordinary course of business, that is material to the Company and the Subsidiaries, taken as a whole, and there has not been
(i) any material change in or dividend paid on the capital stock, (ii) any material increase in the short-term debt or long-term debt, of the Company or any Subsidiary, or (iii) any material adverse change, or any development involving or which may reasonably be expected to involve a potential future material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company and the Subsidiaries, taken as a whole.

       (m) The Company and the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) as being owned by the Company or such Subsidiary, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Registration Statement and the Prospectus (or any amendment or supplement thereto) or such as are not materially burdensome and do not interfere in any material respect with the use of the property or the conduct of the business of the Company and the Subsidiaries, taken as a whole, and the property (real and personal) held under lease by the Company or any Subsidiary, as applicable, is held by them under valid, subsisting and enforceable leases with only such exceptions as in the aggregate are not materially burdensome and do not interfere in any material respect with the conduct of the business of the Company and the Subsidiaries, taken as a whole.

       (n) The Company has not distributed and will not distribute prior to the Closing Date (or the Additional Closing Date, if any) any offering material in connection with the offering and sale of the Shares other than the Prepricing Prospectus and the Registration Statement, the Prospectus or other materials permitted by the Act and distributed with the prior written approval of the Underwriters. The Company has not taken, directly or indirectly, any action which constituted or any action designed, or which might reasonably be expected to cause or result in or constitute, under the Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Common Stock on The Nasdaq Stock Market in accordance with Regulation M under the Exchange Act.

       (o) Neither the Company nor any Subsidiary is an "investment company," an "affiliated person" of, or "promoter" or "principal underwriter" for an investment company within the meaning of the Investment Company Act of 1940, as amended.

       (p) The Company and the Subsidiaries have all permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities or private persons or entities (hereinafter "permit or "permits") as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subject to such qualifications as may be set forth therein, and as are necessary to allow the use of the Company's products in the industries discussed in the Registration Statement and the Prospectus (or any amendment or supplement thereto) (including, without limitation, in the health care industry and the aircraft manufacturing industry), except where the failure to have obtained any such permit has not had and will not have a material adverse effect upon the condition (financial or other) or the business of the Company and the Subsidiaries, taken as a whole; the Company and the Subsidiaries have fulfilled and performed all of their material obligations with respect to each such permit and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination of any such permit or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries, taken as a whole.

       (q) The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which they are engaged; and the Company has no reason to believe that the Company and the Subsidiaries will not be able to renew their existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue their respective businesses at a comparable cost.

       (r) The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorizations; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

       (s) Neither the Company nor any Subsidiary has, directly or indirectly, at any time during the past five years (i) made any unlawful contribution to any candidate for political office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal, state or foreign governmental official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof or applicable foreign jurisdictions.

       (t) Except as set forth in the Registration Statement and the Prospectus, to the knowledge of the Company neither the Company nor any Subsidiary has violated any environmental, safety or similar law applicable to their respective businesses, nor any federal or state law relating to discrimination in the hiring, promotion or pay of employees nor any applicable federal or state wages and hours laws, nor any provisions of the Employee Retirement Income Security Act or the rules and regulations promulgated thereunder, which in each case might result in any material adverse change in the business, prospects, financial condition or results of operation of the Company and the Subsidiaries, taken as a whole. To the best of the Company's knowledge, no labor disturbance by the employees of the Company or any of the Subsidiaries exists or is imminent; and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its principal suppliers, subassemblers, value added resellers, subcontractors, original equipment manufacturers, dealers or distributors that might be expected to result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company and the Subsidiaries, taken as a whole. No collective bargaining agreement exists with any of the Company's or any Subsidiary's employees and, to the Company's knowledge, no such agreement is imminent. To the knowledge of the Company, neither the employment by the Company or any Subsidiary of their key personnel nor the activities of such individuals at the Company or any Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individuals may be bound.

       (u) The Company and the Subsidiaries own and have full right, title and interest in and to, or have the right to use, each material trade name, trademark, service mark, patent, copyright, license, and other rights and all know-how (including trade secrets and other unpatented and/or proprietary or confidential information, systems, or procedures) (collectively, "Intellectual Property Rights") under which the Company and the Subsidiaries conduct all or any portion of their respective businesses, which Intellectual Property Rights are adequate to conduct such businesses as conducted or as proposed to be conducted or as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto); except as otherwise disclosed in the Registration Statement and the Prospectus (or any amendment or supplement thereto), neither the Company nor any Subsidiary has created any lien or encumbrance on, or granted any right or license with respect to, its respective Intellectual Property Rights; there is no claim pending against the Company or any Subsidiary with respect to any of their respective Intellectual Property Rights; neither the Company nor any Subsidiary has received notice that, nor is the Company aware that, any Intellectual Property Right which they use or have used in the conduct of their respective businesses infringed or infringes upon or conflicted or conflicts with the rights of any third party, which infringement or conflict could have a material adverse effect upon the condition (financial or other) of the Company and the Subsidiaries, taken as a whole; and the Company is not aware of any facts which, with the passage of time or otherwise, would cause the Company or any Subsidiary to infringe upon or otherwise violate the Intellectual Property Rights of any third party.

       (v) All federal, state, local and foreign tax returns required to be filed by or on behalf of the Company and any Subsidiary with respect to all periods ended prior to the date of this Agreement have been filed (or are the subject of valid extension) with the appropriate federal, state, local and foreign authorities (except where such failure to file would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole) and all such tax returns, as filed, are accurate in all material respects. All federal, state, local and foreign taxes (including estimated tax payments) required to be shown on all such tax returns or claimed to be due from or with respect to the respective businesses of the Company and the Subsidiaries have been paid or reflected as a liability on the consolidated financial statements of the Company for appropriate periods (except for any such tax the failure of which to pay would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole). All deficiencies asserted as a result of any federal, state, local or foreign tax audits have been paid or finally settled and no issue has been raised in any such audit which, by application of the same or similar principles, reasonably could be expected to result in a proposed deficiency for any other period not so audited. No state of facts exist or has existed which would constitute grounds for the assessment of any material tax liability with respect to the periods that have not been audited by appropriate federal, state local or foreign authorities. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any federal, state, local or foreign tax return for any period.

       (w) The Company and its Subsidiaries have obtained all required permits, licenses, and other authorizations, if any, which are required under federal, state, local and foreign statutes, ordinances and other laws relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes into the environment (including, without limitation, ambient air, surface water, ground water, land surface, or subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, hazardous, or toxic materials or wastes, or any regulation rule, code, plan, order, decree, judgment, injunction, notice, or demand letter issued, entered, promulgated, or approved thereunder ("Environmental Laws") the failure of which to obtain would have a material adverse effect on the Company and its Subsidiaries, taken as a whole. The Company and its Subsidiaries are in material compliance with all terms and conditions of all required permits, licenses and authorizations, and are also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules, and timetables contained in the Environmental Laws. There is no pending or, to the best knowledge of the Company, threatened, civil or criminal litigation, notice of violation, or administrative proceeding relating in any way to the Environmental Laws (including notices, demand letters, or claims under the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), and similar foreign, state, or local laws) involving the Company or any Subsidiary. There have not been and there are not any past, present, or foreseeable future events, conditions, circumstances, activities, practices, incidents, actions, or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or legal liability, or otherwise form the basis of any claim, action, demand, suit, proceeding, hearing, study, or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release, or threatened release into the environment, of any pollutant, contaminant, chemical, or industrial, hazardous, or toxic material or waste, including, without limitation, any liability arising, or any claim, action, demand, suit, proceeding, hearing, study, or investigation which may be brought, under RCRA, CERCLA, or similar foreign, state or local laws, in each case which individually or in the aggregate would have a material adverse effect on the Company and its Subsidiaries, taken as a whole.

       (x) The Company and the Subsidiaries are in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of doing Business with Cuba; if the Company or any Subsidiary commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the business of the Company or any Subsidiary with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate in a form acceptable to the Department.

       SECTION 6A. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each Selling Shareholder, severally and not jointly, represents and warrants to each Underwriter and the Company on the date hereof, and shall be deemed to represent and warrant to each Underwriter and the Company on the Closing Date and the Additional Closing Date, that:

       (a) Such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and upon delivery of such Shares hereunder and payment of the purchase price as herein contemplated, each of the Underwriters purchasing such Shares in good faith and without notice of any lien, claim or encumbrance will obtain good and valid title to the Shares purchased by it from such Selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, including any liability for estate or inheritance taxes, or any liability to or claims of any creditor, devisee, legatee or beneficiary of such Selling Shareholder.

       (b) Such Selling Shareholder has duly authorized (if applicable), executed and delivered, in the form heretofore furnished to the Representatives, a Power of Attorney (the "Power of Attorney") appointing Simon Raab and
Gregory A. Fraser as attorneys-in-fact (collectively, the "Attorneys" and individually, an "Attorney") and a Letter of Transmittal and Custody Agreement (the "Custody Agreement") with Firstar Trust Company, as custodian (the "Custodian"); each of the Power of Attorney and the Custody Agreement constitutes a valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles; and each of such Selling Shareholder 's Attorneys, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in Section 9(i) hereof on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by the Selling Shareholders under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing such Shares or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this Agreement. Certificates in negotiable form for all Shares to be sold by such Selling Shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

       (c) All authorizations, approvals, consents and orders necessary for the execution and delivery by such Selling Shareholder of the Power of Attorney and the Custody Agreement, the execution and delivery by or on behalf of such Selling Shareholder of this Agreement and the sale and delivery of the Shares to be sold by the Selling Shareholders under this Agreement (other than such authorizations, approvals or consents as may be necessary under state or other securities or Blue Sky laws) have been obtained and are in full force and effect; such Selling Shareholder, if other than a natural person, has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its organization as the type of entity that it purports to be; and such Selling Shareholder has full right, power, and authority to enter into and perform its obligations under this Agreement and such Power of Attorney and Custody Agreement, and to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder under this Agreement.

       (d) Such Selling shareholder will not offer, sell or otherwise dispose ofany shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock, during the period from the date of this Agreement to the date 180 days following the effective date of the Registration Statement, inclusive, without the prior written consent of Raymond James & Associates, Inc.

       (e) Certificates in negotiable form for all Shares to be sold by such Selling shareholder under this Agreement, together with a stock power or powers duly endorsed in blank by such Selling Shareholder, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder.

       (f) This Agreement has been duly authorized by such Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of such Selling Shareholder and constitutes the valid and binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;; and the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach of or default under any material bond, debenture, note or other evidence of indebtedness, or any material contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder or any Selling Shareholder Shares hereunder may be bound or, to the best of such Selling Shareholder's knowledge, result in any violation of any law, order, rule, regulation, writ, injunction or decree of any court or governmental agency or body or, if such Selling Shareholder is other than a natural person, result in any violation of any provisions of the charter, bylaws or other organizational documents of such Selling Shareholder.

       (g) Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

       (h) Such Selling Shareholder has not distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Shares.

       (i) All information furnished by or on behalf of such Selling Shareholder relating to such Selling Shareholder and the Shares to be sold by such Selling Shareholders under this Agreement that is contained in the representations and warranties of such Selling Shareholder in such Selling Shareholder's Power of Attorney or set forth in the Registration Statement is, and on the Closing Date will be, true, correct and complete, and does not, and on the Closing Date will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements not misleading and any such statement that are set forth in the Prospectus is, and on the Closing Date will be, true, correct and complete, and does not , and on the Closing Date will note, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

       (j) Such Selling Shareholder will review the Prospectus and will comply with all agreements and satisfy all conditions on its part to be complied with or satisfied pursuant to this Agreement on or prior to the Closing Date and will advise one of its Attorneys prior to the

Closing Date if any statement to be made on behalf of such Selling Shareholder in the certificate contemplated by Section 9(i) would be inaccurate if made as of the Closing Date.

         (k) Such Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Shareholders to the Underwriters pursuant to this Agreement; and such Selling Shareholder does not own any capital stock of the Company or warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, rights, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

         (l) Such Selling Shareholder is not aware (without having conducted any investigation or inquiry) that any of the representations and warranties of the Company set forth in Section 6 above is untrue or inaccurate.

       SECTION 7. EXPENSES. The Company hereby agrees with the several Underwriters that the Company will pay or cause to be paid the costs and expenses associated with the following: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), each Prepricing Prospectus, the Prospectus, each registration statement filed pursuant to Rule 462(b) under the Act, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Prepricing Prospectus, the Prospectus, each registration statement filed pursuant to Rule 462(b) under the Act, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Shares, including any stamp taxes in connection with the offering of the Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Shares;
(v) the listing of the Shares on the Nasdaq National Market; (vi) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(f) hereof (including the reasonable fees and expenses of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification) which fees will not exceed, in the aggregate, $5,000; (vii) the filing fees in connection with any filings required to be made with the NASD in connection with the offering; (viii) the transportation and other expenses incurred by or on behalf of representatives of the Company in connection with the presentations to prospective purchasers of the Shares; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; (x) the preparation, printing and distribution of bound volumes of the relevant transaction documents for the Representatives and their counsel; and (xi) the performance by the Company of its other obligations under this Agreement. If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or any Selling Shareholder to perform any agreement on its part to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company will reimburse the several Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the several Underwriters) incurred by the Underwriters in investigating, preparing to market or marketing the Shares.

       SECTION 8. INDEMNIFICATION AND CONTRIBUTION. Each of the Company, Simon Raab and Gregory A. Fraser agrees to indemnify and hold harmless you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any breach of any representation, warranty, agreement or covenant of the Company contained herein or any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any amendment or supplement thereto, or in any Registration Statement filed pursuant to Rule 462(b) under the Act, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus, the Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon an untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to an Underwriter furnished in writing to the Company by or on behalf of any Underwriter through you expressly for use in connection therewith or arise out of materials prepared solely by the Underwriters without the knowledge of the Company or any of its representatives based upon material information obtained from sources other than, directly or indirectly, the Company or its representatives, provided, further, that the indemnity agreement contained in this subsection with respect to any Prepricing Prospectus and the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, claim, damage, liability or action purchased any of the Shares which are the subject thereof if a copy of the Prospectus (as amended or supplemented, if the Company shall have furnished any amendment or supplement thereto to such Underwriter which shall correct the untrue statement or alleged untrue statement or omission or alleged omission which is the basis of the loss, claim, damage, liability or action for which indemnification is sought) was not delivered or given to such person at or prior to the written confirmation of the sale to such person. This indemnification shall be in addition to any liability that the Company may otherwise have.

       Each Selling Shareholder other than Simon Raab and Gregory A. Fraser, severally and not jointly, agrees to indemnify and hold harmless you and each other Underwriter and each person, if any, who controls any underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) arising out of or based upon any breach of any representation, warranty, agreement or covenant of such Selling Shareholder contained herein or any untrue statement or alleged untrue statement of a material fact contained in any Prepricing Prospectus, the Registration Statement, the Prospectus, any amendment or supplement thereto, or in any Registration Statement filed pursuant to Rule 462(b) under the Act, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act. This indemnification shall be in addition to any liability that the Selling Shareholders or any Selling Shareholder may otherwise have.

       If any action or claim shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, such Underwriter or such controlling person shall promptly notify in writing the party(s) against whom indemnification is being sought (the "indemnifying party" or "indemnifying parties"), but the omission so to notify the indemnifying party(s) shall not relieve such indemnifying party(s) from any liability which it may have to such Underwriter or such controlling person. In case any such action shall be brought against any Underwriter or controlling person and it shall notify the indemnifying party(s) of the commencement thereof, the indemnifying party(s) shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party(s) similarly notified, to assume the defense thereof, with counsel satisfactory to such Underwriter or controlling person (who shall not, except with the consent of the Underwriter or controlling person, be counsel to the indemnifying party(s)), and, after notice from the indemnifying party(s) to such Underwriter or controlling person of its election so to assume the defense thereof, the indemnifying party(s) shall not be liable to such Underwriter or controlling person under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Underwriter or controlling person, in connection with the defense thereof other than reasonable costs of investigation. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless (i) the indemnifying party(s) has (have) agreed in writing to pay such fees and expenses, (ii) the indemnifying party(s) has (have) failed to assume the defense and employ counsel reasonably acceptable to the Underwriter or such controlling person, or (iii) the named parties to any such action (including any impleaded parties) include both such Underwriter or such controlling person and the indemnifying party(s), and such Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and any indemnifying party(s) by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party(s) shall not have the right to assume the defense of such action on behalf of such Underwriter or such controlling person).

The indemnifying party(s) shall not be liable for any settlement of any such action effected without its (their) written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party(s) agrees to indemnify and hold harmless any Underwriter and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment, but in the case of a judgment only to the extent stated in the immediately preceding paragraph.

       Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Shareholder, to the same extent as the foregoing indemnity from the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act. If any action or claim shall be brought or asserted against the Company, any of its directors, any such officers, or any such controlling person or any Selling Shareholder based on the Registration Statement, the Prospectus or any Prepricing Prospectus, any amendment or supplement thereto, or any Registration Statement filed pursuant to Rule 462(b) under the Act, and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph, such Underwriter shall have the rights and duties given to the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder by the preceding paragraph (except that if the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense), and the Company, its directors, any such officers, and any such controlling persons and the Selling Shareholders shall have the rights and duties given to the Underwriters by the immediately preceding paragraph. This indemnification shall be in addition to any liability the Underwriters or any Underwriter may otherwise have.

       If the indemnification provided for in this Section 8 is unavailable to an indemnified party under the first, second or fourth paragraph hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party(s), in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) received by the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus; provided that, in the event that the Underwriters shall have purchased any Additional Shares hereunder, any determination of the relative benefits received by the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, or the Underwriters from the offering of the Shares shall include the net proceeds (before deducting expenses) received by the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, and the underwriting discounts and commissions received by the Underwriters, from the sale of such Additional Shares, in each case computed on the basis of the respective amounts set forth in the notes to the table on the cover page of the Prospectus. The relative fault of the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, Simon Raab, Gregory A. Fraser or any other Selling Shareholder, as applicable, on the one hand or by the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

       In any event, neither the Company, Simon Raab, Gregory A. Fraser nor any other Selling Shareholder will, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any proceeding or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not the Representatives or any person who controls the Representatives within the meaning of Section 15 of the Act or Section 20 of the Exchange Act is a party to such claim, action, suit or proceeding) unless such settlement, compromise or consent (i) includes an unconditional release of all Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Underwriter or controlling person.

       The Company, Simon Raab, Gregory A. Fraser, the other Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 was determined by a pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the fifth paragraph of this Section 8. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the fifth paragraph of this Section 8 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective numbers of Firm Shares set forth opposite their names in Schedule I hereto (or such numbers of Firm Shares increased as set forth in Section 10 hereof) and not joint.

       Notwithstanding the foregoing, the liability of each Selling Shareholder, other than Simon Raab and Gregory A. Fraser, under the representations and warranties contained in Section 6A hereof and under the indemnity agreements contained in the provisions of this Section 8 shall be limited to an amount equal to the initial public offering price of the Shares sold by such Selling Shareholder to the Underwriters minus the amount of the underwriting discount paid thereon to the Underwriters by such Selling Shareholder. The Company and such Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

       In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus, any supplement or amendment thereto, or any registration statement filed pursuant to Section 462(b) of the Act, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

       Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party(s) to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company and the Selling Shareholders set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any person controlling the Company, or any Selling Shareholder, (ii) acceptance of any Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Underwriter or any person controlling any Underwriter, to the Company, its directors or officers, or any person controlling the Company, or any Selling Shareholder, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

       SECTION 9. CONDITIONS OF UNDERWRITER'S OBLIGATIONS. The several obligations of the Underwriters to purchase the Firm Shares hereunder are subject to the following conditions:

       (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date hereof, or at such later date and time as shall be consented to in writing by you, and all filings required by Rules 424(b) and 430A under the Act shall have been timely made; and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction.

       (b)    Subsequent to the effective date of the Registration
Statement there shall not have occurred any change, or any development involving, or which might reasonably be expected to involve, a potential future material adverse change, in the condition (financial or other), business, properties, net worth or results of operations of the Company and the Subsidiaries, taken as a whole, not contemplated by the Prospectus (or any supplement thereto), that in your reasonable opinion, as Representatives of the several Underwriters, would materially and adversely affect the market for the Shares.

       (c) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of Foley & Lardner, counsel for the Company, dated the Closing Date (and the Additional Closing Date, if any), satisfactory to you and your counsel, to the effect that:

              (i) The Company is a corporation duly incorporated under the laws of the State of Florida, and validly existing in good standing, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole.

              (ii) Each Subsidiary is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement thereto), and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure to so register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole. All issued and outstanding shares of capital stock of each Subsidiary have been validly issued and are fully paid and nonassessable and, to such counsel's knowledge, free and clear of all liens, encumbrances, equities and claims. To such counsel's knowledge, the Company does not own or control, directly or indirectly, any corporation, association or other entity other than FARO Worldwide, Inc., a Florida corporation, and FARO France, S.A. S., a French corporation;

              (iii) The authorized capital stock and other securities of the Company conform in all material respects as to matters of Florida or federal law to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

              (iv) All shares of capital stock or other securities of the Company outstanding prior to the issuance of the Shares to be issued and sold by the Company hereunder have been duly authorized and validly issued, are fully paid and nonassessable and have not been issued in violation of any co-sale right, registration right, right of first refusal, preemptive right, or other similar right that has been described in the Registration Statement, the Prepricing Prospectus or the Prospectus.

              (v) To such counsel's knowledge, (A) all offers and sales of the Company's capital stock or other securities prior to the date hereof were made in compliance with the registration provisions of the Act and the registration provisions of all other applicable state and federal laws or regulations or any actions under the Act, or any state or federal laws or regulations, or pursuant to applicable exemptions therefrom or
       (B) any actions thereunder are effectively barred by effective waivers or statutes of limitation or similar laws.

              (vi) The Shares to be issued and sold to the Underwriters by the Company, and the Shares to be sold by the Selling Shareholders, hereunder have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and, to such counsel's knowledge, free and clear of all liens, encumbrances, equities and claims and will not have been issued in violation of any co-sale right, registration right, right of first refusal, preemptive right, or other similar right that has been described in the Registration Statement, the Prepricing Prospectus or the Prospectus.

              (vii) The form of certificates for the Shares conforms to the requirements of the applicable corporate laws of the State of Florida.

              (viii) The Registration Statement has become effective under the Act and, to the knowledge of such counsel after reasonable inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending before or threatened by the Commission.

              (ix) The Company has all requisite corporate power and authority to enter into this Agreement and to issue, sell and deliver the Shares to be sold by it to the Underwriters as provided herein, and this Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforceability thereof may be limited by (A) the application of bankruptcy, reorganization, insolvency and other laws affecting creditors' rights generally, and (B) equitable principles being applied at the discretion of a court before which any proceeding may be brought; and the Company has adequate authorization and has taken all action necessary to authorize the indemnification provisions contained in Section 8 herein, provided, however that such counsel may specifically refrain from opining as to the validity of the indemnification provisions hereof insofar as they are or may be held to be violative of public policy (under either state or federal law) against such types of provisions in the context of the offer, offer for sale, or sale of securities.

              (x) Neither the Company nor any Subsidiary is in violation of its respective articles of incorporation or bylaws or other charter documents, and to the knowledge of such counsel after reasonable inquiry, neither the Company nor any Subsidiary is in default in the performance of any material obligation, agreement or condition contained in any bond, indenture, note or other evidence of indebtedness or in any other agreement material to the Company and the Subsidiaries, taken as a whole.

              (xi) Neither the offer, sale or delivery of the Shares, the execution, delivery or performance of this Agreement, compliance by the Company with all provisions hereof nor consummation by the Company of the transactions contemplated hereby conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, articles of incorporation or bylaws or other charter documents, of the Company or any Subsidiary, or any agreement, indenture, lease or other instrument to which the Company or any Subsidiary, or any of their respective properties, is bound, that is or was required to be filed by the Company with the Commission, or is known to such counsel after reasonable inquiry, or will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any Subsidiary, nor will any such action result in any violation of any existing law, regulation, ruling (assuming compliance with all applicable federal and state securities and "blue sky" laws), judgment, injunction, order or decree known to such counsel after reasonable inquiry, applicable to the Company or any Subsidiary, or any of their respective properties.

              (xii) No consent, approval, authorization or other order of, or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency or official is required on the part of the Company (except such as have been obtained under the Act or such as may be required under state securities or "blue sky" laws governing the purchase and distribution of the Shares and the clearance of the underwriting arrangements with the National Association of Securities Dealers, Inc.) for the valid issuance and sale of the Shares to the Underwriters under this Agreement.

              (xiii) The Registration Statement and the Prospectus and any supplements or amendments thereto (except for the financial statements and the notes thereto and the schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the requirements of the Act.

              (xiv)  To the knowledge of such counsel after reasonable inquiry,
       (A) there are no legal or governmental proceedings pending or threatened against the Company or any

       Subsidiary, or to which the Company or any Subsidiary, or any of their respective properties, are subject, that are required to be described in the Registration Statement or Prospectus (or any amendment or supplement thereto) or any document incorporated by reference therein that are not described as required therein, and (B) there are no agreements, contracts, indentures, leases or other instruments, that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement thereto) or any document incorporated by reference therein or to be filed as an exhibit to the Registration Statement or incorporated by reference therein that are not described or filed as required, as the case may be.

              (xv) To the knowledge of such counsel after reasonable inquiry, neither the Company nor any Subsidiary is in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or any Subsidiary or of any decree of any court or governmental agency or body having jurisdiction over the Company or any Subsidiary except where such violation does not and will not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operation of the Company and the Subsidiaries, taken as a whole.

              (xvi)  To the knowledge of such counsel after reasonable inquiry,
       (A) the Company and the Subsidiaries have such permits, licenses, franchises, approvals, consents and authorizations of governmental or regulatory authorities ("permits"), as are necessary to own their respective properties and to conduct their respective businesses in the manner described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), subject to such qualifications as may be set forth therein; (B) the Company and the Subsidiaries have fulfilled and performed all of their respective material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or result in any other material impairment of the rights of the holder of any such permit, subject in each case to such qualification as may be set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto); and (C) except as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto), such permits contain no restrictions that are materially burdensome to the Company and the Subsidiaries, taken as a whole.

              (xvii) Such counsel has reviewed all agreements, contracts, indentures, leases or other documents or instruments referred to in the Registration Statement and the Prospectus (or any amendment or supplement thereto) (other than routine contracts entered into by the Company or any Subsidiary for the purchase of materials or the sale of products, entered into in the normal course of business) and such agreements, contracts, indentures, leases or other documents or instruments are fairly summarized or disclosed therein, and filed as exhibits thereto or incorporated by reference therein as required.

              (xviii) The statements under the captions "Risk Factors -- Control by Principal Shareholders; Anti-Takeover Considerations," "-- Shares Eligible for Future Sale," "Description of Capital Stock" and "Shares Eligible for Future Sale" in the Registration

       Statement and the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of Florida or federal law, are accurate summaries and fairly and correctly summarize and present in all material respects the information called for with respect to such documents and matters. Such counsel has no reason to believe that the descriptions in the Registration Statement and the Prospectus (or any amendment or supplement thereto) of statutes, regulations or legal or governmental proceedings are other than accurate or fail to present fairly the information required to be shown.

              (xix) Neither the Company nor any Subsidiary is, nor will any of them become, as a result of the consummation of the transactions contemplated hereby and the application of the net proceeds therefrom as set forth in the Registration Statement and the Prospectus (or any amendment or supplement thereto) under the caption "Use of Proceeds," an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

              (xx) To the knowledge of such counsel after reasonable inquiry, neither the Company nor any Subsidiary has received written notice from any third party alleging that their employment of any individual or the activities of any individual at the Company or any Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individual may be bound, and such counsel has no reason to believe that the employment by the Company or any Subsidiary of any individual or the activities of any individual at the Company or any Subsidiary conflicts with, constitutes a breach of, or otherwise violates any employment, noncompetition, nondisclosure or similar agreement or covenant by which such individual may be bound.

       In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date (and the Additional Closing Date, if applicable), of other counsel as to the laws of a jurisdiction other than the State of Florida, provided that (1) each such local counsel is acceptable to you, (2) each such opinion so relied upon is addressed to counsel and you, (3) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is in form and substance satisfactory to you, and (4) counsel shall state in their opinion that they believe that they and you are justified in relying thereon. In rendering such opinion, local counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date (and the Additional Closing Date, if applicable).

       In rendering such opinion, in each case where such opinion is qualified by "the knowledge of such counsel after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that it has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures.

       In addition to the opinion set forth above, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, nothing has come to the attention of such counsel which has caused it to believe and such counsel does not believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), as of the respective dates when such documents were filed with the Commission, and the Registration Statement, or any amendment or supplement thereto, as of the Closing Date (except for the financial statements and notes and schedules thereto and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, or any amendment or supplement thereto, as of the Closing Date (except for the financial statements and notes and schedules thereto and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. With respect to such statement, counsel shall state that although such counsel did not undertake to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or in the Prospectus and takes no responsibility therefor (except to the extent specifically set forth herein), such counsel did participate in discussions and meetings with officers and other representatives of the Company and discussions with the auditor for the Company in connection with the preparation of the Registration Statement and the Prospectus, and it is on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel and not on an independent investigation) that such counsel is making such statement.

       (d) You shall have received on the Closing Date (and the Additional Closing Date, if any), an opinion of counsel for the Selling Shareholders, dated the Closing Date (and the Additional Closing Date, if any), satisfactory to you and your counsel, to the effect that:

              (i) Each Selling Shareholder that is not a natural person has full right, power and authority to enter into and to perform its obligations under the Power of Attorney and Custody Agreement to be executed and delivered by it in connection with the transactions contemplated herein; the Power of Attorney and Custody Agreement of each Selling Shareholder that is not a natural person has been duly authorized by such Selling Shareholder has been duly executed and delivered by or on behalf of such Selling Shareholder; and the Power of Attorney and Custody Agreement of each Selling Shareholder constitutes the valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

              (ii) Each of the Selling Shareholders has full right, power and authority to enter into and to perform its obligations under this Agreement and to sell, transfer, assign and deliver the Shares to be sold by such Selling Shareholder hereunder;

              (iii) This Agreement has been duly authorized by each Selling Shareholder that is not a natural person and has been duly executed and delivered by or on behalf of each Selling Shareholder and, assuming due authorization, execution and delivery by you, is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except insofar as the indemnification and contribution provisions hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles;

              (iv) Upon the delivery of and payment for the Shares as contemplated in this Agreement, each of the Underwriters will receive valid marketable title to the Shares purchased by it from such selling Shareholder, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest. In rendering such opinion, such counsel may assume that the Underwriters are without notice of any defect in the title of any of such Selling Shareholders to the Shares being purchased from such Selling Shareholders;

       In rendering such opinion, counsel may rely upon an opinion or opinions, each dated the Closing Date (and the Additional Closing Date, if applicable), of other counsel as to the laws of a jurisdiction other than the State of Florida, provided that (1) each such local counsel is acceptable to you, (2) each such opinion so relied upon is addressed to counsel and you, (3) such reliance is expressly authorized by each opinion so relied upon and a copy of each such opinion is delivered to you and is in form and substance satisfactory to you, and (4) counsel shall state in their opinion that they believe that they and you are justified in relying thereon. In rendering such opinion, local counsel may rely, to the extent they deem such reliance proper, as to matters of fact upon certificates of officers of the Company and of government officials. Copies of all such certificates shall be furnished to you and your counsel on the Closing Date (and the Additional Closing Date, if applicable).

       In rendering such opinion, in each case where such opinion is qualified by "the knowledge of such counsel after reasonable inquiry," such counsel may rely as to matters of fact upon certificates of executive and other officers and employees of the Company as you and such counsel shall deem are appropriate and such other procedures as you and such counsel shall mutually agree; provided, however, in each such case, such counsel shall state that it has no knowledge contrary to the information contained in such certificates or developed by such procedures and knows of no reason why you should not reasonably rely upon the information contained in such certificates or developed by such procedures.

       In addition to the opinion set forth above, such counsel shall state that during the course of the preparation of the Registration Statement and the Prospectus, and any amendments or supplements thereto, nothing has come to the attention of such counsel which has caused it to believe and such counsel does not believe that the Registration Statement, as of the time it became effective under the Act, the Prospectus or any amendment or supplement thereto, on the date it was filed pursuant to Rule 424(b), as of the respective dates when such documents were filed with the Commission, the Registration Statement, or any amendment or supplement thereto, as of the Closing Date (except for the financial statements and notes and schedules thereto and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus, or any amendment or supplement thereto, as of the Closing Date (except for the financial statements and notes and schedules thereto and other financial and statistical information contained therein or omitted therefrom as to which no opinion need be expressed, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. With respect to such statement, counsel shall state that although such counsel did not undertake to determine independently the accuracy, completeness and fairness of the statements contained in the Registration Statement or in the Prospectus and takes no responsibility therefor (except to the extent specifically set forth herein), such counsel did participate in discussions and meetings with officers and other representatives of the Company and discussions with the auditor for the Company in connection with the preparation of the Registration Statement and the Prospectus, and it is on the basis of the foregoing (relying as to certain factual matters on the information provided to such counsel and not on an independent investigation) that such counsel is making such statement.

       (e) On each Closing Date there shall have been furnished to you the opinion (addressed to the Underwriters) of _______________, patent counsel to the Company, dated such Closing Date (or the Additional Closing Date, if any) and in form and substance satisfactory to counsel for the Underwriters to the effect that such counsel is familiar with that portion of the technology used by the Company and any Subsidiary in its business concerning which such counsel has been consulted and has read the Registration Statement and the Prospectus (or any amendment or supplement thereto), including in particular the portions of the Registration Statement and the Prospectus referring to patents, trade secrets, trademarks, service marks or other proprietary information or materials, including such information or material licensed by the Company or any Subsidiary (the "Technology Portion"), to the effect that:

              (i) to the best of such counsel's knowledge, all information submitted to the Patent and Trademark Office in connection with the prosecution of patent applications on behalf of the Company or any Subsidiary has been accurate, and neither such counsel, nor to the best of such counsel's knowledge, the Company, any Subsidiary or any other person, have made any misrepresentation or concealed any material information from the Patent and Trademark Office in connection with the prosecution of such applications;

              (ii) such counsel has no knowledge of any fact which would preclude the Company and the Subsidiaries from having clear title to the respective patents and patent applications of the Company and the Subsidiaries referred in the Technology Portion. To the best of such counsel's knowledge, neither the Company nor any Subsidiary lacks or will be unable to obtain any rights or licenses to use any patent or know-how necessary to conduct the respective businesses now conducted or proposed to be conducted by the Company and the Subsidiaries as described in the Registration Statement and the Prospectus (any amendment or supplement thereto). To the best of such counsel's knowledge, none of the patents owned by the Company or any Subsidiary is unenforceable or invalid. To the best of such counsel's knowledge, neither the Company nor any Subsidiary has received any notice of infringement or of conflict with rights or claims of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how that could result in a material adverse effect upon the Company and the Subsidiaries, takes as a whole. Such counsel is not aware of any patents of others which are infringed by specific products or processes referred to in the Registration Statement and the Prospectus (or any amendment or supplement thereto) in such manner as to materially and adversely affect the Company and the Subsidiaries, taken as a whole;

              (iii) to the best of such counsel's knowledge, there are no legal, administrative or other governmental proceedings pending relating to patent rights, trade secrets, trademarks, service marks or other proprietary information or materials of the Company or any Subsidiary, and to the best of such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others, other than as described in the Registration Statement and the Prospectus (or any amendment or supplement thereto);

              (iv) such counsel does not know of any material contracts or other material documents relating to the Company's proprietary information, other than those filed as exhibits to the Registration Statement;

              (v) the statements under the captions "Risk Factors -- Dependence on Proprietary Technology" and "Business -- Intellectual Property" in the Prospectus, insofar as such statements constitute a summary of documents referred to therein or matters of law, are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters; provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all materials respects; and

              (vi) such counsel has no reason to believe and does not believe that the Registration Statement or the Prospectus (or any amendment or supplement thereto) (A) contains any untrue statement of a material fact with respect to patents, trade secrets, trademarks, service marks or other proprietary information owned or used by the Company or any Subsidiary, or (B) omits to state any material fact relating to patents, trade secrets, trademarks, service marks or other proprietary information owned or used by the Company or any Subsidiary which omission would make the statements made misleading.

       (f) You shall have received on the Closing Date (and the Additional Closing Date, if any) an opinion of King & Spalding, counsel for the Underwriters, dated the Closing Date (and the Additional Closing Date, if any), with respect to the issuance and sale of the Firm Shares, the Registration Statement and other related matters as you may reasonably request, and the Company and its counsel shall have furnished to your counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

       (g) You shall have received letters addressed to you and dated the date hereof and the Closing Date (and the Additional Closing Date, if any) from Deloitte & Touche LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

       (h)        (i)      No stop order suspending the effectiveness of the
Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock or other securities of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (iii) there shall not have been since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change (present or potential future) in the condition (financial or other), business properties, net worth or results of operations of the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business) that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (iv) all of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date, and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you) to the effect set forth in this Section 9(g) and in Section 9(h) hereof.

       (i) The Company shall not have failed in any material respect at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

       (j) You shall be satisfied that, and you shall have received a certificate dated the Closing Date, from the Attorneys for each Selling Shareholder to the effect that, as of the Closing Date, they have not been informed that: (i) the representations and warranties made by such Selling Shareholder herein are not true or correct in any material respect on the Closing Date; or (ii) such Selling Shareholder has not complied with any obligation or satisfied any condition which is required to be performed or satisfied on his or its part at or prior to the Closing Date.

       (k) The Company and the Selling Shareholders shall have furnished or caused to have been furnished to you such further certificates and documents as you shall be reasonably requested.

       (l) At or prior to the Closing Date, you shall have received the written commitment of each of the Company's directors, executive officers and shareholders set forth on Schedule III hereto, not to offer, sell or otherwise dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, or any rights to purchase or acquire, Common Stock, during the period from the time of effectiveness of the Registration Statement to the date 180 days following the effective date of the Registration Statement, inclusive, without the prior written consent of Raymond James & Associates, Inc., which commitments shall be in full force and effect as of the Closing Date (and the Additional Closing Date, if any).

       (m) The Shares shall be listed on the Nasdaq National Market, subject to notice of issuance.

       All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you and your counsel.

       The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction on and as of the Additional Closing Date of the conditions set forth in this Section 9, except that, if the Additional Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in paragraphs (c) through (j) shall be dated the Additional Closing Date and the opinions and letters referred to in paragraphs (c) through (f) shall be revised to reflect the sale of Additional Shares.

       SECTION 10. EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective upon the later of (a) the execution and delivery hereof by the parties hereto, or (b) release of notification of the effectiveness of the Registration Statement by the Commission.

       If any one or more of the Underwriters shall fail or refuse to purchase Firm Shares which it or they have agreed to purchase hereunder, and the aggregate number of Firm Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of Firm Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the number of Firm Shares set forth opposite its name in Schedule I hereto bears to the aggregate number of Firm Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in the Agreement Among Underwriters, to purchase the Firm Shares which such defaulting Underwriter or Underwriters agreed, but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares and arrangements satisfactory to you and the Company for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company or any Selling

Shareholder. In any such case that does not result in termination of this Agreement, either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any such default of any such Underwriter under this Agreement.

       SECTION 11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Company, by notice to the Company, if prior to the Closing Date or the Additional Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market shall have been suspended or materially limited, (ii) trading of any securities of the Company, including the Shares, on the New York Stock Exchange, American Stock Exchange or The Nasdaq Stock Market shall have been suspended or materially limited, whether as the result of a stop order by the Commission or otherwise, (iii) a general moratorium on commercial banking activities in New York or Florida shall have been declared by either federal or state authorities, (iv) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions or other material event the effect of which on the financial markets of the United States is such as to make it, in your judgment, impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (v) the Company or any Subsidiary shall have, in the sole judgment of the Representatives, sustained any loss or interference, material to the Company and the Subsidiaries, taken as a whole, with their respective businesses or properties from fire, flood, hurricane, accident, or other calamity, whether or not covered by insurance, or from any labor disputes or any legal or governmental proceeding, or there shall have been any material adverse change (including, without limitation, a material change in management or control of the Company) in the condition (financial or otherwise), business prospects, net worth, or results of operations of the Company and the Subsidiaries, taken as a whole, except in each case as described in, or contemplated by, the Prospectus (excluding any amendment or supplement thereto). Notice of such cancellation shall be promptly given to the Company and its counsel by telegraph, telecopy or telephone and shall be subsequently confirmed by letter.

       All representations, warranties, covenants and agreements of the Company and the Selling Shareholders herein or in certificates delivered pursuant hereto, and the indemnity and contribution agreements contained in Section 8 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person, or by or on behalf of the Company or any Selling Shareholder, or any of their officers, directors or controlling persons, and shall survive the delivery of the Shares to the several Underwriter hereunder or termination of this Agreement.

       SECTION 12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth under the caption "Underwriting" in any Prepricing Prospectus and in the Prospectus, constitute all the information furnished by or on behalf of the Underwriters through you or on your behalf as such information is referred to in Sections 6(a), 6(b) and 8 hereof.

       SECTION 13. NOTICES; SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, notice given pursuant to any of the provisions of this Agreement shall be in writing and shall be delivered (i) if to the Company, at the office of the Company at 125 Technology Park, Lake Mary, Florida 32746, Attention: Simon Raab, Chief Executive Officer (with a copy to Martin A. Traber, Foley & Lardner, 100 North Tampa Street, Suite 2700, Tampa, Florida 33602; or (ii) if to you, as the Underwriters, to (A) Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716, Attention: Bruce M. Kelleher, Jr.; and (B) Hanifen, Imhoff Inc., 1125 17th Street, Suite 1500, Denver, Colorado 80202, Attention:
Douglas S. Robinson (with a copy to King & Spalding, 191 Peachtree Street, Suite 4900, Atlanta, Georgia 30303, Attention: Jeffrey M. Stein; or (iii) if to one or more of the Selling Shareholders, to Simon Raab or Gregory A. Fraser, as Attorney-in-Fact for the Selling Shareholders, at 125 Technology Park, Lake Mary, Florida 32746.

       This Agreement has been and is made solely for the benefit of the several Underwriters, the Company, its directors and officers and the other controlling persons referred to in Section 8 hereof, and the Selling Shareholders, and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither of the terms "successor" and "successors and assigns" as used in this Agreement shall include a purchaser from you of any of the Shares in his status as such purchaser.

       SECTION 14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without reference to choice of law principles thereunder. This Agreement may be signed in various counterparts which together shall constitute one and the same instrument. This Agreement shall be effective when, but only when, at least one counterpart hereof shall have been executed on behalf of each party hereto.

       If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement between us.

                                    Very truly yours,

                                    FARO TECHNOLOGIES, INC.

                                    By:
                                       -------------------------------------
                                       Simon Raab
                                       President and Chief Executive Officer

                                       SIMON RAAB

                                       -------------------------------------



                                       GREGORY A. FRASER

                                       -------------------------------------

                                    SELLING SHAREHOLDERS

                                    By:
                                        --------------------------------
                                        Attorney-in-Fact for the
                                        Selling Shareholders
                                        named in Schedule II hereto

CONFIRMED as of the date first
above mentioned, on behalf of
itself and the other several
Underwriters named in Schedule I
hereto.

RAYMOND JAMES & ASSOCIATES, INC.
HANIFEN, IMHOFF INC.

By:  RAYMOND JAMES & ASSOCIATES, INC.


By:
   -----------------------------------
   Authorized Representative

                                   SCHEDULE I

                                  UNDERWRITERS

                                                                Number of
Name                                                            Firm Shares
----                                                            -----------

Raymond James & Associates Inc................................
Hanifen, Imhoff Inc.

Total.........................................................   2,800,000
                                                                ==========

                                   SCHEDULE II

                              SELLING SHAREHOLDERS

                                                                    Number of
                                                       Number of    Additional
Name                                                 Firm Shares      Shares
----                                                 -----------    ----------
Xenon Research, Inc.................................     166,855
Gregory A. Fraser...................................      75,995
Hubert d'Amours.....................................       7,800
Phillip R. Colley...................................       9,110
483663 Ontario Ltd..................................       5,285
Norman H. Schipper Q.C..............................      21,804
Philanderer Tree, Inc...............................      57,435
Philanderer Six Inc.................................       9,360
William Alcamo......................................       2,611
Alexis Nihon Credit Inc.............................       5,720
Thomas Beck.........................................       5,296
Alec Bloom..........................................       1,716
Charles Rosner Bronfman Family Trust................      11,440
Capital CDPQ, Inc...................................      18,980
Stephen Cole........................................         317
Consumers Glass Company Ltd. Pension
     Fund...........................................      15,600
William and Gail Cornwall...........................       2,708
Fiducie de Quebec...................................       3,432
Hawk Hill Investments Limited.......................      21,655
H.T. Beck Investments...............................      39,392
Island City Investments Ltd.........................       2,600
Josyd Inc...........................................       1,560
Les Fiduciares de la Cite et de District de
     Montreal.......................................       3,432
Levesque Beaubien Geoffrion Inc.....................       1,560
L'Industrielle-Alliance, Compagnie d'Assurance
     sur la Vie.....................................       6,292
O. Jack Mandel......................................      12,561
Remi Marcoux........................................       2,080
Marleau Lemire Inc..................................       1,560
Mar-Pick Enterprises, Inc...........................       1,442
Nicanco Holdings Inc................................       1,560
Nodel Investments Limited...........................       1,560
Power Corporation of Canada.........................       5,720
Rash Holdings Reg'd.................................       2,080
Redpoll Holdings Ltd................................       2,288
Richard Renaud......................................      17,230
Michael Rosenbloom..................................       1,716
Ali S. Sajedi.......................................      24,166
1236344 Ontario Limited.............................      21,268
Starjay Holdings Inc................................       1,716
T.N.G. Corporation Inc..............................       3,016
Stephen Vineberg....................................       2,080
         TOTAL......................................     599,998
                                                       =========    =========

                                  SCHEDULE III

                               LOCK-UP AGREEMENTS

Name
----


Simon Raab
Gregory A. Fraser
Hubert d'Amours
Phillip R. Colley
Alexandre Raab
Martin M. Koshar
Norman H. Schipper
Andre Julien
William Alcamo
Alexis Nihon Credit Inc.
Thomas Beck
Alec Bloom
Charles Rosner Bronfman Family Trust
Capital CDPQ, Inc.
Stephen Cole
Consumers Glass Company Ltd. Pension Fund
William and Gail Cornwall
Fiducie de Quebec
Nicholas Hoare
Island City Investments Ltd.
Josyd Inc.
John Leopold
Les Fiduciares de la Cite et de District de Montreal
Levesque Beaubien Geoffrion Inc
L'Industrielle-Alliance, Compagnie d'Assurance sur la Vie
O. Jack Mandel
Remi Marcoux
Marleau Lemire Inc.
Mar-Pick Enterprises, Inc.
Nicanco Holdings Inc.
Nodel Investments Limited
Power Corporation of Canada
Rash Holdings Reg'd
Redpoll Holdings Ltd.
Richard Renaud
Michael Rosenbloom
Ali S. Sajedi
Martin Scheim
Lionel Schipper
James Scott
Starjay Holdings Inc.
T.N.G. Corporation Inc.
Stephen Vineberg





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